UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PMC - Sierra, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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PMC-SIERRA, INC.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on May 5, 2011.

1380 Bordeaux Drive, Sunnyvale, CA 94089

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at www.proxyease.com/pmc-sierra/2011

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 27, 2011 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of PMC-SIERRA, INC.

Notice is hereby given that the Annual Meeting of Stockholders of PMC-Sierra, Inc. will be held on May 5, 2011 at 9:00 a.m. Pacific Time at the Company’s Sunnyvale headquarters, 1380 Bordeaux Drive, Sunnyvale, California 94089 for the following purposes:

1. To elect seven directors to serve until the 2012 Annual Meeting of Stockholders of PMC-Sierra, Inc.:

a) Richard E. Belluzzo; b) James V. Diller, Sr.; c) Michael R. Farese; d) Jonathan J. Judge; e) William H. Kurtz;

f) Gregory S. Lang; g) Frank J. Marshall.

2. To ratify the appointment of Deloitte & Touche LLP as PMC’s independent auditors.

3. To approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors.

4. To approve, in a non-binding vote, our executive compensation as described in the proxy statement.

5. To determine, in a non-binding vote, whether a stockholder vote to approve our executive compensation should occur every one, two or three years.

6. To consider such other business as may properly come before the 2011 Annual Meeting of Stockholders.

PMC’s Board of Directors recommends a vote FOR each of the listed nominees in proposal 1,

FOR proposals 2, 3, 4 and in favor of 1 year on proposal 5.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET To view your proxy materials online, go to www.proxyease.com/pmc-sierra/2011. Have the 11 digit control number available when you access the website and follow the instructions.

TELEPHONE 877-777-2857 TOLL FREE

requests@proxyease.com

E-MAIL* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

PMC-SIERRA, INC.

1380 Bordeaux Drive

Sunnyvale, CA 94089

The following proxy materials are available to you to review at: www.proxyease.com/pmc-sierra/2011

- the Company’s combination document: Proxy Statement 2011/Annual Report 2010

Directions to attend the meeting can be found in our Proxy Statement.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by internet or request hard copy.

You May Vote Your Proxy When You View The Material On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857 or

By logging onto http://www.proxyease.com/pmc-sierra/2011 or

By email at: requests@proxyease.com

Please include the company name and your control number in the subject line.